Exhibit 10.1

PROMISSORY NOTE

FOR VALUE RECEIVED

PRINCIPAL AMOUNT:

$2,000,000.00

1.

BORROWER:

TALON OP, L.P.

2.

BORROWER'S ADDRESS:

5500 Wayzata Blvd., Suite 1070, Minneapolis, MN 55416

3.

LENDER:

US INCOME PARTNERS, LLC

4.

LENDER'S ADDRESS:

3445 Winton Place, Suite 228, Rochester, NY 14623

5.

INTEREST RATE:  Interest Rate shall mean sixteen percent (16%) per annum.  Interest at the Interest Rate shall accrue on the outstanding principal amount hereof from the date of this Note until this Note is paid in full.

6.

PAYMENT SCHEDULE:  Principal and Interest: Interest for the remainder of the month of February, 2015 shall be paid on the date of this Note.  Commencing on the first 1st day of April 2015 and continuing on the same date each and every consecutive month thereafter and until payment in full of this Note, Borrower shall be obligated to pay Lender monthly payments of interest only. The payment of this Note consisting of the entire principal balance and any accrued interest, including, without limitation, interest at the Default Interest Rate, if applicable, outstanding late fees and any other charges and amounts required by the provisions of this Note shall be due and payable in full on the earliest of (a) an occurrence of an Event of Default (as defined in paragraph 16 below) or (b) on the Maturity Date (as defined in paragraph 7 below).

7.

MATURITY DATE: "Maturity Date" as referred to in this Note shall mean (i) the first day of the twelfth calendar month following the date of this Note if the date of this Note is the first day of a calendar month or (ii) the first day of the thirteenth calendar month following the date of this Note if the date of the Note is other than the first day of a calendar month.

8.

CHOICE OF LAW/BINDING EFFECT: This Note shall be deemed accepted in the State of New York (the "Governing State").  This Note shall be governed by and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the Governing State, excluding the laws applicable to conflicts or choice of law.

9.

LOAN DOCUMENTS: This Note is secured by a mortgage (the “Mortgage”) granting Lender a second lien on real property owned by Talon Bren Road, LLC, located at 10301 Bren Road, Minnetonka, MN 55343 (the “Property”), the Guaranty Agreements of Talon Real Estate Holding Corp. and Thomas E. Masaschi (collectively, “Guarantors”) made in favor of Lender and all other documents evidencing or securing the indebtedness evidenced by this Note all dated on or about the date of this Note (the "Loan Documents").

10.

PROMISE TO PAY, INTEREST COMPUTATION AND DEFAULT INTEREST RATE:  FOR VALUE RECEIVED, Borrower absolutely and unconditionally promises to pay to Lender, its assigns or order, on the Maturity Date or any earlier date as provided in paragraph 6 above, the entire unpaid principal amount due and payable to Lender in accordance with the terms and conditions of this Note, together with accrued interest on the unpaid principal balance of this Note.  Notwithstanding the foregoing, from and after the Maturity Date (including any accelerated maturity) and/or from and after any Event of Default (as defined herein), the entire principal balance plus any and all other amounts outstanding and due and payable under this Note shall bear interest (“Default Interest”) at the lesser of twenty four percent (24%) or the rate which is the maximum interest rate allowable under applicable law (the “Default Interest Rate”) until this Note is paid in full or, in Lender’s sole and absolute discretion, until an Event of Default is fully cured by Borrower.  All computations of interest shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed. Regardless of anything to the contrary, if there is an Event of Default in regards to monthly interest payments and Lender does not receive payment within the applicable grace period specified in this Note, interest at the Default Interest Rate shall become effective from the due date of such late payment until such Event of Default is fully cured.

11.

MAXIMUM INTEREST RATE/USURY LIMITATION:  All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever (whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise), shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law.  As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, than this Note shall be governed by such new law as of its effective date.  In this regard, it is expressly agreed that it is the intent of Borrower and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Governing State (as defined herein) from time to time in effect.  If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest.  This provision shall control every other provision of all agreements between Borrower and Lender.

12.

PAYMENT PROVISIONS/METHOD OF PAYMENT:  All payments shall be made by Borrower to Lender, its successors and/or assigns), by electronic funds transfer to the account provided by Lender to Borrower for such payments, in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of and without any deduction or withholding for, any taxes or other payments. Borrower hereby agrees that if any payment is received by Lender after 1:00 p.m. on any day (except to the extent such delay is caused by Lender), then such payment shall be deemed to have been received on the next Business Day (as defined below in paragraph 13).

13.

APPLICATION OF PAYMENTS/PAYMENT DATE: All payments shall be applied first to the payment of all fees, expenses and other amounts due to Lender (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after any Event of Default, as applicable, payments will be applied to the obligations of Borrower to Lender as Lender determines in its sole discretion.  If this Note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this Note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.  As used herein, “Business Day” shall mean any day other than a Saturday, Sunday or day which shall be in the Governing State applicable hereunder a legal holiday or day on which lending institutions are required or authorized to close.

14.

PREPAYMENT:  Borrower shall have no right to prepay this Note during the first six (6) months from the date of this Note, unless Borrower pays the Lender an amount equal to the total amount of interest on this Note, including the Default Interest Rate if applicable, that Borrower would have been required to pay during the first six (6) months of this Note had no prepayment been made during that period of time.  For example, if three (3) months of interest payments had been made by Borrower prior to prepayment, Borrower would be required to pay an amount equal to an additional three (3) months of interest upon prepayment.  After the date which is six (6) months from the date of this Note, this Note may be prepaid by Borrower, in whole or in part, without premium, penalty, or other charge, but with accrued interest up to and including the day of such prepayment on the amount so prepaid.

15.

REPRESENTATIONS, WARRANTIES AND COVENANTS:  Borrower represents, warrants and covenants (a)   there is no suit or proceeding at law or in equity affecting Borrower or any of its properties or assets which, if adversely determined, would materially impair the assets, liabilities, financial condition or business of Borrower;  (b)  Borrower has filed all federal, state and local tax returns and any other reports it is required to file by law and has paid all taxes and other charges and assessments that are due and payable;  (c) Borrower has furnished to Lender such tax returns, financial statements and other information as Lender shall have requested, which tax returns, financial statements and other information are true, accurate and complete in all respects and since the date of the last financial statements delivered to Lender, there has been no material adverse change in the assets, liabilities, financial condition or business of the party to whom such financial statements relate;  (d)  all of the information, documents and instruments furnished by Borrower to Lender and upon which the approval of the loan evidenced by this Note (the “Loan”) is based are true, accurate, complete and without any material omissions of any nature whatsoever; (e)  casualty insurance on the Property and liability insurance satisfactory to Lender shall remain in effect at all times while this Note is in effect; (f) Borrower is obtaining the Loan from Lender solely for business purposes and shall use the proceeds of this Note solely for the business purposes and (g) upon request of Lender, Borrower shall provide to Lender its annual financial statement and tax returns which shall be certified to be true, complete and accurate in all material respects; provided, however, that so long as Borrower is a direct or indirect wholly owned subsidiary of Talon Real Estate Holding Corp. (“TREHC”) and TREHC is a registrant with the Securities and Exchange Commission (“SEC”), by delivering to Lender such public filings and other financial information as TREHC is required or elects to file with the SEC, copies of all public filings submitted to the SEC, including without limitation, quarterly form 8-Q and annual form 8-K filings, shall satisfy the foregoing financial statement delivery obligation of the Borrower or TREHC.

16.

EVENT OF DEFAULT.  An Event of Default hereunder shall mean and include any of the following events:  (a)  any representation or warranty made herein or in any report, certificate, financial statement or any other instrument furnished in connection with the Loan shall prove to be false or misleading in any material respect;  (b)  failure to make any payment of interest or any other amount due and payable pursuant to this Note within ten (10) days from the date the same is due; (c) failure of Borrower to pay any other indebtedness, or installment thereof, of Borrower to Lender when due and within any applicable cure period; (d)  any financial difficulties of Borrower as evidenced by the occurrence of any of the following to Borrower:  (i)  the appointment or authorization of a custodian as defined in the Bankruptcy Code, provided, however, that in the case of the appointment of a receiver in an involuntary proceeding, such appointment continues in effect and is not discharged for a period of sixty (60) days from the date of appointment or (ii) the filing of an involuntary petition under any chapter of the Bankruptcy Code, which proceeding or petition remains not dismissed for a period of sixty (60) days from the date of filing; (e)  any levy, seizure, attachment, execution or similar process shall be issued or levied on or against Borrower's properties or assets; (f) any of the occurrences referred to in paragraph 16 (d) of this Note occurring to either or both of Guarantors; (g) a material adverse change occurs with respect to the assets, liabilities, financial condition or business of Borrower or either or both of Guarantors after the date of the execution of this Note; (h) assignment for the benefit of creditors by, or the commencement of any case or any other proceeding (whether for the purpose of liquidation or rehabilitation or otherwise) under any Bankruptcy or insolvency laws by or against Borrower, if against Borrower is not dismissed for a period of sixty (60) days from the date of assignment or commencement; (i) the dissolution or liquidation of Borrower or the dissolution or liquidation or death of a Guarantor, as applicable, unless, within  sixty (60) days from the date of such dissolution, liquidation or death, Borrower provides a substitute guarantor reasonably satisfactory to Lender who or which executes and delivers to Lender a Guaranty Agreement substantially similar to the Guaranty Agreements being executed and delivered by Guarantors with respect to the Loan; (j) participation in any illegal activity or other activity, whether or not related to the business of Borrower or either or both of Guarantors, that may subject the assets of Borrower or either or both of Guarantors to a restraining order or any form of injunction issued by any federal or state court or any seizure, forfeiture or confiscation by any federal or state governmental instrumentality; (k) the future mortgaging, sale or transfer of any ownership interests (but expressly excluding the transfer of any limited partnership interests in Borrower) or change of use with respect to the Property; (l) the failure to pay the real property taxes when due on the Property; provided the foregoing need not be paid if they are being contested in good faith by appropriate proceedings and as long as Borrower’s or Borrower’s affiliate's title to the Property is not materially adversely affected; (m) any default occurs with respect to the present mortgage loan with Bell State Bank & Trust which is secured by a first lien on the Property, which default is not cured within any applicable cure period; (n) any increase in the principal balance of the foregoing first mortgage loan which is presently in the approximate amount of $11,300,000.00; (o) Borrower or Bren Road, LLC or any Guarantor being a participant or involved in any manner with respect to any letter of credit, hedging obligation or cash management obligation which in any way increases the principal balance of the foregoing mortgage loan or is in any way related to or secured by the foregoing first mortgage loan; or (p) failure to comply with any of the terms and/or conditions contained in this Note or any of the Loan Documents.

17.

LATE FEES:  If the entire amount of any required principal and/or interest (whether prior to or at maturity) is not paid in full within five (5) days after the same is due, Borrower shall pay to Lender a late fee equal to five percent (5%) of the required payment.

18.

PAYMENT OF FEES AND EXPENSES:  Borrower shall be obligated to pay on demand all expenses of Lender in connection with the preparation, administration, default, collection, waiver or amendment of any of the terms of this Note or the Loan Documents, or in connection with Lender’s exercise, preservation or enforcement of any of its, rights, remedies or options hereunder, including, without limitation, reasonable fees of legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Loan or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any interest at the Default Interest Rate, if applicable) and be an obligation secured by the collateral securing the indebtedness evidenced by this Note.

19.

LIEN AND RIGHT OF SETOFF:  Borrower hereby grants to Lender a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Lender, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property of Borrower, now or hereafter in the possession, custody, safekeeping or control of Lender  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice (any such notice being expressly waived by Borrower), Lender may setoff the same or any part hereof and apply the same to any liability or obligation of Borrower even though not matured and regardless of the adequacy of any other collateral securing this Note.  ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THIS NOTE PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

20.

GENERAL WAIVERS: BORROWER EXPRESSLY WAIVES PRESENTMENT, DEMAND, NOTICE OF DISHONOR, PROTEST AND NOTICE OF NON-PAYMENT.  WITH RESPECT TO ANY PREJUDGMENT REMEDY WAIVER, BORROWER  HEREBY ACKNOWLEDGES THAT TO THE EXTENT THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION AND, TO THE EXTENT PERMITTED BY ANY STATE OR FEDERAL LAW, BORROWER HEREBY WAIVES ANY RIGHT  BORROWER MAY HAVE TO PRIOR NOTICE OF AND A HEARING ON THE RIGHT OF LENDER TO ANY REMEDY OR COMBINATION OF REMEDIES THAT ENABLES LENDER, BY WAY OF ATTACHMENT, FOREIGN ATTACHMENT, GARNISHMENT OR REPLEVIN, TO DEPRIVE BORROWER OF, OR AFFECT THE USE, POSSESSION OR ENJOYMENT BY BORROWER OF ANY OF THEIR PROPERTY, AT ANY TIME PRIOR TO JUDGMENT IN ANY LITIGATION OR ARBITRATION INSTITUTED IN CONNECTION WITH THIS NOTE OR THE TRANSACTION OF WHICH THIS NOTE IS A PART.

21.

WAIVER OF TRIAL BY JURY:  BORROWER AND LENDER (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OF THE LOAN DOCUMENTS  OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OFTHIS NOTE AND/OR THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.  EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN.

22.

JOINT AND SEVERAL OBLIGATIONS/WAIVER/UNENFORCEABILITY:  If this Note is executed by more than one Borrower, then in said event, the obligations created herein shall be the joint and several obligations and liability of each Borrower and each provision of this Note shall apply to each and all jointly and severally and to the property and liabilities of each and all, each of whom hereby waive presentment for the payment, protest and notice of dishonor, and who hereby agree to any extension or delay in the time for payment or enforcement, to renewal of this Note, and to any substitution or release of any collateral, all without notice and without any effect on their liabilities.  Any delay on the part of Lender in exercising any right hereunder or under this Note or any of the Loan Document shall not operate as a waiver and any waiver for one occasion shall not operate as a waiver in the event of any subsequent default.  The rights and remedies of Lender shall be cumulative and not in the alternative and shall include all rights and remedies granted in this Note or in any Loan Document or under applicable law.  In the event that any term or provision of this Note or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Note or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be valid and enforceable to the fullest extent permitted by law.

23.

POST JUDGMENT INTEREST:  Upon the occurrence and during the continuance of an Event of Default under the terms of this Note and Lender obtains a money judgment against Borrower on this Note, Borrower agrees that, if permitted by applicable law, the judgment shall bear interest at the rate of 16% per annum until the judgment, including, without limitation, the principal of this Note, is paid in full and satisfied.  Borrower acknowledges that this judgment interest rate may be higher than the statutory judgment rate contained in NYS CPLR Section 5004.

24.

JURIDICTION AND VENUE.  Borrower hereby irrevocably consents to and agrees that any legal action or proceeding against Borrower or any of its property with respect to any matter arising under or relating to this Note and the Loan Documents may be brought in any court of the Governing State, or any Federal Court of the United States of America located in the Governing State, as Lender may elect, and by execution and delivery of this Note Borrower hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The foregoing, however, shall not limit Lender's rights to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any other jurisdiction.  Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Note, and hereby further irrevocably waives any claim that the Governing State is not a convenient forum for any such suit, action or proceeding.

25.

MISCELLANEOUS PROVISIONS:   (a) Assignment by Lender:  Lender shall have the right to assign this Note at any time.   (b)  Assignment by Borrower:   Borrower shall not be permitted to assign this Note or any and all of the obligations created herein.   (c)  Replacement Note and Loan Documents:   Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of this Note or any Loan Document which is not of public record, Borrower will issue, in lieu thereof, a replacement Note or Loan Document in the same principal amount of this Note and otherwise of like tenor;  (d)  Integration:  This Note is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Note.  All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Note and the Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Note or the Loan Documents.  This Note may not be amended or modified except by a written instrument describing such amendment or modification executed by Borrower and Lender. (e)  References:  Each reference herein to Lender shall be deemed to include its successors and/or assigns and each reference to Borrower and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require and shall be deemed to include the heirs, executors, administrators, legal representatives, successors and/or assigns of Borrower, all of whom shall be bound by each of the provisions contained herein; (f) Notices: Except as otherwise specifically provided for herein, all notices hereunder shall be given in writing and mailed by registered or certified mail, postage prepaid (return receipt requested) or delivered by overnight courier or otherwise to each party at the address given on page one of this Note, or at such other address as shall be designated in writing by such party to the other party in accordance with the terms of this provision.  All notices hereunder shall be effective (i) two Business Days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery if delivered by overnight courier and (iii) upon delivery by hand.

26.

This Note and the indebtedness evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (the “Subordination Agreement”) dated as of February 10, 2015, among US Income Partners, LLC, Bell State Bank & Trust, Talon Bren Road, LLC, Talon OP, L.P. and Talon Real Estate Holding Corp.; and each holder and assignee of US Income Partners, LLC of this Note, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the undersigned Borrower has executed this instrument made effective as of February 10, 2015

BORROWER:

TALON OP, L.P., a Minnesota limited partnership

By: Talon Real Estate Holding Corp., its General Partner

By: /s/ Matthew G. Kaminski

Name:  Matthew G. Kaminski

Title: Chief Executive Officer

STATE OF MINNESOTA)

COUNTY OF HENNEPIN)ss.:

On February 5, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Matthew G. Kaminski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Mary M. Olson

Notary Public